Land Use Rights, Net	12 Months Ended
Dec. 31, 2012
Land Use Rights, Net [Abstract]
Land Use Rights, Net
10.	LAND USE RIGHTS, NET

	December 31,
	2011	2012

Land use rights	$-	$73,785

Less: accumulated depreciation and amortization	-	140
Land use rights, net	$-	$73,645

In December 2012, the Group acquired land use rights associated with the newly acquired office building in Chaoyang District, Beijing, China (see Note 9 for detail). The certificate will expire as of December 8, 2056. The Group amortizes the cost of acquired land use rights on a straight-line basis over the remaining 44 years of useful life. Amortization expenses for land use rights totaled $140 for the year ended December 31, 2012. The Group is in the process of obtaining the certificate of the land use rights.

Future amortization expense is $1,677 per year for each of the next five years through December 31, 2017 and after.